EXHIBIT 23.1






                          INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in the Registration Statements of Pivotal Corporation on Form S-8 (No. 333-42460, 333-39922, 333-93607) of our
report dated July 20, 2001, appearing in this Annual Report on Form 10-K for the year ended June 30, 2001.









/s/ Deloitte & Touche LLP
Vancouver, Canada
September 28, 2001